                                                                  EXHIBIT 10.5.2

                                MDT CORPORATION

                     MANAGEMENT INCENTIVE COMPENSATION PLAN

                                FISCAL YEAR 1996

                                   ADDENDUM G



I. In accordance with the provisions of Section VIII of the Plan, the Compensation Committee has determined that Income Before Taxes shall be the major element to determine the degree of performance achievement and Plan payout for Fiscal Year 1996.

II. For those in the below-listed positions, the Plan payout shall be based on the Corporation's consolidated actual Income Before Taxes achieved measured against the Corporation's consolidated planned Income Before Taxes (60%) and on each Subsidiary Company's actual Income Before Taxes achieved measured against each Company's planned Income Before Taxes (13.3% per Company).

     Chairman, Chief Executive Officer, President (1)
     Vice President, Finance, Treasurer and Assistant Secretary (1) Vice President, Human Resources and Assistant Secretary (1)
     Director, Management Information Systems (1)
     Accounting and Consolidations Manager (1)
     Credit Manager (1)
     Financial Planning Manager (1)
     Payroll and Retirement Plans Manager (1)
     Microsystems Development Manager (1)
     Data Center Manager (1)
     Information Systems Supervisor (1)

Note: Figures in parentheses indicate anticipated number of incumbents in each position or in identified group of plan participants.
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III. For those in the below-listed positions, the Plan payout shall be based on the Corporation's consolidated actual Income Before Taxes achieved measured against the Corporation's consolidated planned Income Before Taxes (60%) and on the group's or in the division's actual bookings (or Operating Income) measured against the group's or the division's planned bookings (or Operating Income) (40%).

     Vice President, Corporate,
          Governmental and
          International Group.(1)........    Corp Accts Bookings (10%)
                                             Governmental Bookings (10%)
                                             International Bookings (10%)
                                             Operating Income (Canada) (10%)
     Director, Canadian Operations.(1)...    Equipment Bookings (20%)
                                             Operating Income (20%)
     Director, International Sales.(1)...    Athens Bookings (13.3%)
                                             Hong Kong Bookings (13.3%)
                                             Other Int'l Bookings (13.3%)
     Sr. Governmental Sales Manager.(1)..    Governmental Bookings
     Sr. Corporate Accounts Manager.(1)..    Corporate Accounts Bookings
     Corporate Accounts Manager.(2)......    Corporate Accounts Bookings
     Sales Manager (Athens).(1)..........    Athens Bookings
     Sales Manager (Hong Kong).(1).......    Hong Kong Bookings
     Int'l Administration Manager.(1)....    International Bookings
     Sr. Prod. Spt. Supv. (Canada).(3)...    Branch Revenues


IV.  a.   For all MDT Biologic Company and MDT Diagnostic Company participants in the Plan (76), excluding those in the position of Director, Sales, Senior Sales Manager and Project Manager, the Plan payout shall be based on the Company's actual Income Before Taxes achieved measured against the Company's planned Income Before Taxes (40%) and on the Corporation's consolidated actual Income Before Taxes achieved measured against the Corporation's consolidated planned Income Before Taxes (60%).

                                       2
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     b.   For those in the below-listed positions, the Plan payout shall be based on the Company's actual Income Before Taxes achieved measured against the Company's planned Income Before Taxes (20%), on the Corporation's consolidated actual Income Before Taxes achieved measured against the Corporation's consolidated planned Income Before Taxes (40%) and on the division's (or region's) actual bookings measured against the division's (or region's) planned bookings (40%).

     Director, Sales.(1)...................    Divisional Bookings
          Hospital Division
          MDT Biologic Company
     Director, Sales.(1)...................    Divisional Bookings
          Hospital Division
          MDT Diagnostic Company
     Director, Sales.(1)...................    Divisional Bookings
          Medical Division
          MDT Diagnostic Company
     Director, Sales.(1)...................    Divisional Bookings
          Dental Division
          MDT Diagnostic Company
     Senior Sales Manager.(1)..............    Divisional Bookings
          Scientific Division
          MDT Biologic Company
     Senior Sales Manager.(4)..............    Regional Bookings
          Hospital Division
          MDT Biologic Company
     Product Manager.(4)...................    Regional Bookings
          Hospital Division
          MDT Biologic Company


V.   a.   For all MDT Technionic Company participants in the Plan (6), excluding
Senior Product Support Managers and Senior Product Support Supervisors, the Plan payout shall be based on the Company's actual Income Before Taxes achieved measured against the Company's planned Income Before Taxes (40%) and on the Corporation's consolidated actual Income Before Taxes achieved measured against the Corporation's consolidated planned Income Before Taxes (60%).

                                       3
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     b.   For those in the below-listed positions, the Plan payout shall be based on the Company's actual Income Before Taxes achieved measured against the Company's planned Income Before Taxes (20%), on the Corporation's consolidated actual Income Before Taxes achieved measured against the Corporation's consolidated planned Income Before Taxes (40%) and on the region's actual gross margins measured against the region's planned gross margins (40%) (or on the branch's actual revenues measured against the branch's planned revenues (40%)).

     Senior Product Support Manager.(4).........   Regional Gross Margin
     Senior Product Support Supervisor.(27).....   Branch Revenues
     Service Center Manager/Supervisor.(2)......   Service Center Revenues


VI.  a.   A Plan participant's actual award shall consist of a percentage of the participant's target award and shall be determined in accordance with the following schedule:

              PLAN            PERCENTAGE OF
          ACHIEVEMENT          TARGET AWARD

             80%                   40%
             85%                   55%
             90%                   70%
             95%                   85%
            100%                  100%
            105%                  115%
            110%                  130%
            115%                  145%
            120%                  160%

     b. The Plan Achievement percentage shall be determined by individually calculating the percentages of plan achievement in each measurement category (see example on following page). The percentages shall be rounded down to the next lowest percentage (e.g. 82% Plan Achievement is rounded down to 80% which results in a 40% payout of the target award).

VII. Income Before Taxes for purposes of the Plan is defined as Income Before Taxes and before reorganization costs.

VIII. Planned Income Before Taxes results shall be realized after the inclusion of Plan payouts are incorporated into the Income Statement for Plan payouts to be realized by participants in the Plan.

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IX.  Awards under the Plan may be paid in cash (50%) and in MDT Common Stock
(50%), at the election of the Compensation Committee of the Board of Directors.

X. This addendum supersedes the provisions of Addenda A, B and F. All other provisions of the Management Incentive Compensation Plan, effective April 1, 1987, shall apply.



             /s/ Clark D. Jones                         4/26/95
- -----------------------------------------------      ----------------
    Chairman - Compensation Committee                     Date


           /s/ John S. Gilbertson                       4/26/95
- -----------------------------------------------      ----------------
       Member - Compensation Committee                    Date


             /s/ John C. Shamy                          4/26/95
- -----------------------------------------------      ----------------
      Member - Compensation Committee                     Date

                                       5
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EXAMPLE:
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TARGET AWARD CALCULATION

    Base Salary. . . . . .$80,000
    Target Award Pct......    .20
    Target Award..........$16,000

  Element A represents 20% of Target Award:
  ----------------------------------------
     Planned Company Income Before Taxes.......   $ 3,000,000
     Actual Company Income Before Taxes........   $ 2,700,000
     Percent of Plan Achievement...............          90.0%
     Target Award - Element A..................   $     3,200
     Percent Payout For 90% Achievement........          70.0%
     Payout - Element A........................   $     2,240

  Element B represents 40% of Target Award:
  ----------------------------------------

     Planned Corporation Income Before Taxes...   $ 6,000,000
     Actual Corporation Income Before Taxes....   $ 4,998,000
     Percent of Plan Achievement...............          83.3%
     Target Award - Element B..................   $     6,400
     Percent Payout For 83.3% Achievement......          40.0%
     Payout - Element B........................   $     2,560

  Element C represents 40% of Target Award:
  ----------------------------------------

     Planned Division Bookings.................   $10,000,000
     Actual Division Bookings..................   $ 8,500,000
     Percent of Plan Achievement...............          85.0%
     Target Award - Element C..................   $     6,400
     Percent Payout for 85.0% Achievement......            55%
     Payout - Element C........................   $     3,520

TOTAL PAYOUT - ELEMENT A.......................   $     2,240
               ELEMENT B.......................   $     2,560
               ELEMENT C.......................   $     3,520

                    GRAND TOTAL................   $     8,320

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